SHARE purchase and sale agreement

                                 by and between

                           Incandent CAPITAL, L.L.C.,

                                   as Seller,

                                       and

                               BIB HOLDINGS, LTD.,

                                  as Purchaser,

                              Dated August 26, 2004

                                    V.8.26.04

                        SHARE PURCHASE AND SALE AGREEMENT

THIS AGREEMENT is made as of the 26th day of August, 2004

AMONG:

            BIB HOLDINGS, LTD., a corporation formed pursuant to the laws of the State of Nevada and having an office for business located at 7409 Oak Grove Avenue, Las Vegas, Nevada 89117 ("BIB")

AND:

            INCODE CORPORATION, a company formed pursuant to the laws of the State of Delaware and having an office for business located at PO Box 284, Mount Arlington, New Jersey 07856 ("Incode")

AND:

            INCANDENT CAPITAL, L.L.C., a Delaware limited liability company, having an address of PO Box 284, Mount Arlington, New Jersey 07856 ("Incandent")

WHEREAS:

A. Incandent owns 100% of the presently issued and outstanding Incode Shares;

B. Incode owns 100% of the presently issued and outstanding shares of capital stock of Intrance Corporation, a Delaware corporation ("Intrance"), Inseq Corporation, a Delaware corporation ("Inseq"), Insys Corporation, a Delaware corporation ("Insys"), and Intrance owns 100% of the presently issued and outstanding shares of capital stock of KK Corporation, a Delaware Corporation ("KK") (Intrance, Inseq, Insys and KK shall collectively be referred to herein as the "Incode Subsidiaries");

C. BIB is a reporting company whose common stock is quoted on the NASD "Bulletin Board"; and

D. The respective Boards of Directors of BIB, Incode and Incandent deem it advisable and in the best interests of BIB and Incode that Incode become a wholly-owned subsidiary of BIB (the "Acquisition") pursuant to this Agreement.

NOW THEREFORE THIS AGREEMENT WITNESSETH THAT in consideration of the premises and the mutual covenants, agreements, representations and warranties contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE 1
                         DEFINITIONS AND INTERPRETATION

Definitions

1.1      In this Agreement the following terms will have the following meanings:

      (a) "Acquisition" means the Acquisition, at the Closing, of Incode by BIB pursuant to this Agreement;

      (b) "Acquisition Shares" means the 1,000,000 fully paid and non-assessable shares of BIB Series A Convertible Preferred Stock to be issued to Incode at Closing pursuant to the terms of the Acquisition, issued pursuant to the form of Certificate of Designation attached hereto as Exhibit 1.1(b);

      (c) "Agreement" means this share purchase agreement among BIB, Incode, and Incandent;

      (d)  "Closing"  means  the  completion,   on  the  Closing  Date,  of  the
transactions contemplated hereby in accordance with Article 9 hereof;

      (e) "Closing Date" means the day on which all conditions precedent to the completion of the transaction as contemplated hereby have been satisfied or waived;

      (f) "Cornell Facility" means BIB's current equity line of credit and convertible debenture financing with Cornell Capital Partners, L.P.;

      (g) "BIB Accounts Payable and Liabilities" means all accounts payable and liabilities of BIB, on a consolidated basis, due and owing or otherwise constituting a binding obligation of BIB and its subsidiaries (other than a BIB Material Contract) as of June 30, 2004;

      (h) "BIB Accounts Receivable" means all accounts receivable and other debts owing to BIB, on a consolidated basis, as of June 30, 2004;

      (i) "BIB Assets" means the undertaking and all the property and assets of the BIB Business of every kind and description wheresoever situated including, without limitation, BIB Equipment, BIB Inventory, BIB Material Contracts, BIB Accounts Receivable, BIB Cash, BIB Intangible Assets and BIB Goodwill, and all credit cards, charge cards and banking cards issued to BIB;

      (j) "BIB Business" means all aspects of any business conducted by BIB and its subsidiaries, except for matters solely related to being a publicly traded company;

      (k) "BIB Cash" means all cash on hand or on deposit to the credit of BIB and its subsidiaries on the Closing Date;

      (l) "BIB Common Shares" means the shares of common stock in the capital of BIB;

      (m) "BIB Debt to Related Parties" means the debts owed by BIB to any affiliate, director or officer of BIB;

      (n) "BIB Equipment" means all machinery, equipment, furniture, and furnishings used in the BIB Business;

      (o) "BIB Financial Statements" means, collectively, the audited consolidated financial statements of BIB for the fiscal year ended December 31, 2003, and the unaudited consolidated financial statements of BIB for the six month period ended June 30, 2004;

      (p) "BIB Goodwill" means the goodwill of the BIB Business including the right to all corporate, operating and trade names associated with the BIB Business, or any variations of such names as part of or in connection with the BIB Business, all books and records and other information relating to the BIB Business, all necessary licenses and authorizations and any other rights used in connection with the BIB Business;

      (q) "BIB Insurance Policies" means the public liability insurance and insurance against loss or damage to the BIB Assets and the BIB Business as described in Schedule "Q" hereto;

      (r) "BIB Intangible Assets" means all of the intangible assets of BIB and its subsidiaries, including, without limitation, BIB Goodwill, all trademarks, logos, copyrights, designs, and other intellectual and industrial property of BIB and its subsidiaries;

      (s) "BIB Inventory" means all inventory and supplies of the BIB Business as of June 30, 2004;

      (t) "BIB Material Contracts" means the burden and benefit of and the right, title and interest of BIB and its subsidiaries in, to and under all trade and non-trade contracts, engagements or commitments, whether written or oral, to which BIB or its subsidiaries are entitled whereunder BIB or its subsidiaries are obligated to pay or entitled to receive the sum of $10,000 or more including, without limitation, any pension plans, profit sharing plans, bonus plans, loan agreements, security agreements, indemnities and guarantees, any agreements with employees, lessees, licensees, managers, accountants, suppliers, agents, distributors, officers, directors, attorneys or others which cannot be terminated without liability on not more than one month's notice, each as set forth on Schedule "T";

      (u) "BIB Real Property" means a complete list of (i) all real property and interests in real property owned in fee by BIB and its subsidiaries (individually, a "BIB Owned Property" and collectively, the "BIB Owned Properties"), and (ii) all real property and interests in real property leased by BIB or its subsidiaries as lessee or lessor set forth on Schedule "U".

      (v) "Place of Closing" means the offices of Sichenzia Ross Friedman Ference LLP, or such other place as BIB, Incode and Incode may mutually agree upon;

      (w) "Incode Accounts Payable and Liabilities" means all accounts payable and liabilities of Incode and Incode Subsidiaries, due and owing or otherwise constituting a binding obligation of Incode and Incode Subsidiaries (other than an Incode or Incode Subsidiaries Material Contract) as of June 30, 2004;

      (x) "Incode Accounts Receivable" means all accounts receivable and other debts owing to Incode or Incode Subsidiaries, as of June 30, 2004;

      (y) "Incode Assets" means all the property and assets of the Incode Business of every kind and description wheresoever situated including, without limitation, Incode Equipment, Incode Inventory, Incode Material Contracts, Incode Accounts Receivable, Incode Cash, Incode Intangible Assets and Incode Goodwill, and all credit cards, charge cards and banking cards issued to Incode or Incode Subsidiaries;

      (z) "Incode Business" means all aspects of the business conducted by Incode and Incode Subsidiaries;

      (aa) "Incode Cash" means all cash on hand or on deposit to the credit of Incode or Incode Subsidiaries on the June 30, 2004;

      (bb) "Incode Debt to Related Parties" means the debts owed by Incode and its subsidiaries to Incode or to any family member thereof, or to any affiliate, director or officer of Incode, Incode Subsidiaries or Incandent;

      (cc) "Incode Equipment" means all machinery, equipment, furniture, and furnishings used in the Incode Business;

      (dd) "Incode Financial Statements" means, collectively, the unaudited consolidated financial statements of Incode and Incode Subsidiaries for the two fiscal years ended December 31, 2003, and the unaudited consolidated financial statements of Incode for the six month period ended June 30, 2004;

      (ee) "Incode Goodwill" means the goodwill of the Incode Business together with the exclusive right of BIB to represent itself as carrying on the Incode Business in succession of Incode subject to the terms hereof, and the right to use any words indicating that the Incode Business is so carried on including the right to use the name "Incode" or "Incode Corporation" or any variation thereof as part of the name of or in connection with the Incode Business or any part thereof carried on or to be carried on by Incode, the right to all corporate, operating and trade names associated with the Incode Business, or any variations of such names as part of or in connection with the Incode Business, all telephone listings and telephone advertising contracts, all lists of customers, books and records and other information relating to the Incode Business, all necessary licenses and authorizations and any other rights used in connection with the Incode Business;

      (ff) "Incode Insurance Policies" means the public liability insurance and insurance against loss or damage to the Incode Assets and the Incode Business as described in Schedule "FF" hereto;

      (gg) "Incode Intangible Assets" means all of the intangible assets of Incode, including, without limitation, Incode Goodwill, all trademarks, logos, copyrights, designs, and other intellectual and industrial property of Incode and its subsidiaries;

      (hh) "Incode Inventory" means all inventory and supplies of the Incode Business as of the Closing Date;

      (ii) "Incode Material Contracts" means the burden and benefit of and the right, title and interest of Incode or Incode Subsidiaries in, to and under all trade and non-trade contracts, engagements or commitments, whether written or oral, to which Incode or Incode Subsidiaries is entitled in connection with the Incode Business whereunder Incode is obligated to pay or entitled to receive the sum of $10,000 or more including, without limitation, any pension plans, profit sharing plans, bonus plans, loan agreements, security agreements, indemnities and guarantees, any agreements with employees, lessees, licensees, managers, accountants, suppliers, agents, distributors, officers, directors, attorneys or others which cannot be terminated without liability on not more than one month's notice, each as set forth on Schedule "II");

      (jj) "Incode Real Property" means a complete list of (i) all real property and interests in real property owned in fee by Incode and its subsidiaries (individually, a "Incode Owned Property" and collectively, the "Incode Owned Properties"), and (ii) all real property and interests in real property leased by Incode or its subsidiaries as lessee or lessor, set forth on Schedule "JJ".

      (kk) "Incode Related Party Debts" means the debts owed by Incode or by any family member thereof, or by any affiliate, director or officer of Incode or Incode, to Incode; and

      (ll) "Incode Shares" means all of the issued and outstanding shares of Incode's equity stock.

Any other terms defined within the text of this Agreement will have the meanings so ascribed to them.

Captions and Section Numbers

1.2 The headings and section references in this Agreement are for convenience of reference only and do not form a part of this Agreement and are not intended to interpret, define or limit the scope, extent or intent of this Agreement or any provision thereof.

Section References and Schedules

1.3 Any reference to a particular "Article", "section", "paragraph", "clause" or other subdivision is to the particular Article, section, clause or other subdivision of this Agreement and any reference to a Schedule by letter will mean the appropriate Schedule attached to this Agreement and by such reference the appropriate Schedule is incorporated into and made part of this Agreement

Severability of Clauses

1.4 If any part of this Agreement is declared or held to be invalid for any reason, such invalidity will not affect the validity of the remainder which will continue in full force and effect and be construed as if this Agreement had been executed without the invalid portion, and it is hereby declared the intention of the parties that this Agreement would have been executed without reference to any portion which may, for any reason, be hereafter declared or held to be invalid.

                                    ARTICLE 2
                                 THE ACQUISITION

Sale of Shares

2.1 Incandent hereby agrees to sell to BIB the Incode Shares in exchange for the Acquisition Shares on the Closing Date and to transfer to BIB on the Closing Date a 100% undivided interest in and to the Incode Shares free from all liens, mortgages, charges, pledges, encumbrances or other burdens with all rights now or thereafter attached thereto.

Allocation of Consideration

2.2 The Acquisition Shares shall be allocated to Incode on the basis of one Acquisition Share for each one Incode Share held by Incandent.

Adherence with Applicable Securities Laws

2.2 Incandent agrees that it is acquiring the Acquisition Shares for investment purposes and will not offer, sell or otherwise transfer, pledge or hypothecate any of the Acquisition Shares issued to them (other than pursuant to an effective Registration Statement under the Securities Act of 1933, as amended) directly or indirectly unless:

      (a)   the sale is to BIB;

      (b) the sale is made pursuant to the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144 thereunder; or

      (c) the Acquisition Shares are sold in a transaction that does not require registration under the Securities Act of 1933, as amended, or any applicable United States state laws and regulations governing the offer and sale of securities, and the vendor has furnished to BIB an opinion of counsel to that effect or such other written opinion as may be reasonably required by BIB.

         Incandent   acknowledges   that  the   certificates   representing  the
Acquisition Shares shall bear the following legend:

            NO SALE, OFFER TO SELL, OR TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE SHALL BE MADE UNLESS A REGISTRATION STATEMENT UNDER THE FEDERAL SECURITIES ACT OF 1933, AS AMENDED, IN RESPECT OF SUCH SHARES IS THEN IN EFFECT OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SAID ACT IS THEN IN FACT APPLICABLE TO SAID SHARES.

                                    ARTICLE 3
                      REPRESENTATIONS AND WARRANTIES OF BIB

Representations and Warranties

3.1 BIB hereby represents and warrants in all material respects to Incandent and Incode, with the intent that Incandent and Incode will rely thereon in entering into this Agreement and in approving and completing the transactions contemplated hereby, that:

BIB - Corporate Status and Capacity

      (a) Incorporation. BIB and its wholly-owned subsidiary, BIB, Ltd., are corporations duly incorporated and validly subsisting under the laws of the State of Nevada, and is in good standing with the office of the Secretary of State for the State of Nevada;

      (b) Carrying on Business. BIB conducts the business described in its filings with the Securities and Exchange Commission and does not conduct any other business. BIB is duly authorized to carry on such business, in good standing in Delaware and New York and such other jurisdictions where the nature of its business requires it to be so authorized (such certificates of authority and good standing are included herewith in Exhibit 3.1(b)), except where the failure to be so authorized would not have a Material Adverse Effect. The nature of the BIB Business does not require BIB to register or otherwise be qualified to carry on business in any other jurisdictions;

      (c) Corporate Capacity. BIB has the corporate power, capacity and authority to own the BIB Assets and to enter into and complete this Agreement;

      (d) Reporting Status; Listing. BIB is required to file reports with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, the BIB Common Shares are quoted on the NASD "Bulletin Board", and all reports required to be filed by BIB with the Securities and Exchange Commission or NASD have been timely filed (the "Public Reports");

BIB - Capitalization

      (e) Authorized Capital. The authorized capital of BIB consists of 300,000,000 BIB Common Shares, $0.001 par value and 5,000,000 shares of preferred stock, $0.001 par value, of which 181,020,170 BIB Common Shares, and no shares of preferred stock, are presently issued and outstanding. The authorized capital of BIB Ltd consists of 2,000 common shares, $0.001 par value and 2,000 shares of preferred stock, $0.001 par value, of which 2,000 common shares, and no shares of preferred stock, are presently issued and outstanding;

      (f) No Option, Warrant or Other Right. No person, firm or corporation has any agreement, option, warrant, preemptive right or any other right capable of becoming an agreement, option, warrant or right for the acquisition of BIB Common Shares or Preferred Stock, or for the purchase, subscription or issuance of any of the unissued shares in the capital of BIB, except as disclosed in the Public Reports. No person, firm or corporation has any agreement, option, warrant, preemptive right or any other right capable of becoming an agreement, option, warrant or right for the acquisition of BIB Ltd. common shares, or for the purchase, subscription or issuance of any of the unissued shares in the capital of BIB Ltd.;

      (g) Compliant Issuance. All of the issued capital stock of BIB has been issued in compliance with all federal and state securities laws;

BIB - Records and Financial Statements

      (h) Charter Documents. The charter documents of BIB and its subsidiaries (which subsidiaries are disclosed in Exhibit 3.1(h) herewith) have not been altered since the incorporation of each, respectively, except as filed with the Secretary of State of Nevada;

      (i) Corporate Minute Books. The corporate minute books of BIB and its subsidiaries are complete and each of the minutes contained therein accurately reflect the actions that were taken at a duly called and held meeting or by consent without a meeting. All actions by BIB and its subsidiaries which required director or shareholder approval are reflected on the corporate minute books of BIB and its subsidiaries. BIB and its subsidiaries are not in violation or breach of, or in default with respect to, any term of their respective Certificates of Incorporation (or other charter documents) or by-laws, and statue, rule or regulation or judgment, order or decree of any court or governmental authority, or any contract, agreement or other instrument to which BIB is a party or by which BIB or its subsidiaries or any of their respective properties or assets may be bound.

      (j) BIB Financial Statements. The BIB Financial Statements present fairly, in all material respects, the assets and liabilities (whether accrued, absolute, contingent or otherwise) of BIB, on a consolidated basis, as of the respective dates thereof, and the sales and earnings of the BIB Business during the periods covered thereby, in all material respects and have been prepared in accordance with generally accepted accounting principles consistently applied;

      (k) BIB Accounts Payable and Liabilities. There are no liabilities, contingent, disputed or otherwise, of BIB or its subsidiaries which are not disclosed in Exhibit 3.1(k) hereto or reflected in the BIB Financial Statements and the BIB Financial Statements, except those incurred in the ordinary course of business since the date of such Exhibit and neither BIB nor its subsidiaries have guaranteed or agreed to guarantee any debt, liability or other obligation of any person, firm or corporation;

      (l) BIB Accounts Receivable. All the BIB Accounts Receivable result from bona fide business transactions and services actually rendered without, to the knowledge and belief of BIB, any basis for a claim by the obligor for set-off or counterclaim;

      (m) Disclosed Liabilities. Except as set forth in the BIB Financial Statements or as disclosed in a disclosure schedule hereto, BIB and its subsidiaries have no liabilities which would be required by GAAP to be set forth on a balance sheet of BIB, except as incurred in the ordinary course of business;

      (n) No Debt to Related Parties. Except as disclosed in Public Reports, neither BIB nor any of its subsidiaries is, and on Closing will not be, indebted to any affiliate, director or officer of BIB except accounts payable on account of bona fide business transactions of BIB incurred in normal course of the BIB Business, including employment agreements, none of which are more than 60 days in arrears;

      (o) No Related Party Debt to BIB. No director or officer or affiliate of BIB is now indebted to or under any financial obligation to BIB or any subsidiary on any account whatsoever, except for advances on account of travel and other expenses;

      (p) No Dividends. No dividends or other distributions on any shares in the capital of BIB have been made, declared or authorized since the date of BIB Financial Statements;

      (q) No Payments. No payments of any kind have been made or authorized since the date of the BIB Financial Statements to or on behalf of officers, directors, shareholders or employees of BIB or its subsidiaries or under any management agreements with BIB or its subsidiaries, except payments made in the ordinary course of business and at the regular rates of salary or other remuneration payable to them;

      (r) No Pension Plans. There are no pension, profit sharing, group insurance or similar plans or other deferred compensation plans affecting BIB;

      (s)   No Adverse Events. Since the date of the BIB Financial Statements

            (i) there has not been any material adverse change in the consolidated financial position or condition of BIB, its subsidiaries, its liabilities or the BIB Assets or any damage, loss or other change in circumstances materially affecting BIB, the BIB Business or the BIB Assets or BIB's right to carry on the BIB Business, other than changes in the ordinary course of business,

            (ii) there has not been any damage, destruction, loss or other event (whether or not covered by insurance) materially and adversely affecting BIB, its subsidiaries, the BIB Business or the BIB Assets,

            (iii) there has not been any material  increase in the  compensation payable or to become payable by BIB to any of BIB' officers, employees or agents or any bonus, payment or arrangement made to or with any of them,

            (iv) the BIB Business has been and continues to be carried on in the ordinary course,

            (v) BIB has not waived or surrendered any right of material value, and

            (vi) neither BIB nor its subsidiaries have discharged or satisfied or paid any lien or encumbrance or obligation or liability other than current liabilities in the ordinary course of business.

BIB - Income Tax Matters

      (t) Tax Returns. All tax returns and reports of BIB and its subsidiaries required by law to be filed have been filed and are true, complete and correct, and any taxes payable in accordance with any return filed by BIB and its subsidiaries or in accordance with any notice of assessment or reassessment issued by any taxing authority have been so paid;

      (u) Current Taxes. Adequate provisions have been made for taxes payable for the current period for which tax returns are not yet required to be filed and there are no agreements, waivers, or other arrangements providing for an extension of time with respect to the filing of any tax return by, or payment of, any tax, governmental charge or deficiency by BIB or its subsidiaries. BIB is not aware of any contingent tax liabilities or any grounds which would prompt a reassessment including aggressive treatment of income and expenses in filing earlier tax returns;

      (v) No Liens. No tax liens have been filed with respect to the assets of BIB or any subsidiary and no claims have been asserted in writing with respect to any taxes of BIB or any subsidiary.

      (w) Accruals. All taxes required to be accrued have been accrued or reserved on the books and records of BIB in accordance with generally accepted accounting principles. Each of BIB and its subsidiaries has complied with all applicable laws, rules and regulations related to the payment and withholding of taxes and has duly and timely withheld from employees' salaries, wages and other compensation and have paid over the appropriate taxing authorities all amounts required to be so withheld and paid over for all periods under all applicable laws, except where the failure of any of the foregoing would not have a material adverse effect on BIB and its subsidiaries taken as a whole;

      (x) Assessment. No written agreement or other document extending the period of assessment or collection of any taxes, and no power of attorney with respect to any such taxes has been executed or filed with the IRS or any other taxing authority;

      (y) No Deficiencies. Neither the IRS nor any other taxing authority is as of the date of this Agreement asserting in writing against either of BIB or any of its subsidiaries any deficiency or claim for additional taxes or any adjustment of taxes

BIB - Applicable Laws and Legal Matters

      (z) Licenses. BIB and its subsidiaries hold all licenses and permits as may be requisite for carrying on the BIB Business in the manner in which it has heretofore been carried on, which licenses and permits have been maintained and continue to be in good standing except where the failure to obtain or maintain such licenses or permits would not have a material adverse effect on the BIB Business;

      (aa) Applicable Laws. Neither BIB nor its subsidiaries have been charged with or received notice of breach of any laws, ordinances, statutes, regulations, by-laws, orders or decrees to which they are subject or which apply to them the violation of which would have a material adverse effect on the BIB, and to BIB's knowledge, neither BIB nor its subsidiaries are in breach of any laws, ordinances, statutes, regulations, bylaws, orders or decrees the contravention of which would result in a material adverse impact on the BIB;

      (bb) Pending or Threatened Litigation. There is no litigation or administrative or governmental proceedings pending or threatened against, claimed or relating to BIB, its subsidiaries, the BIB Business, or any of the BIB Assets nor does BIB have any knowledge of any deliberate act or omission of BIB or its subsidiaries that would form any material basis for any such action or proceeding (all pending or threatened litigation or claims or governmental proceedings are disclosed in the schedule attached hereto as Exhibit 3.1(bb));

      (cc) No Bankruptcy. Neither BIB nor its subsidiaries have made any voluntary assignment or proposal under applicable laws relating to insolvency and bankruptcy and no bankruptcy petition has been filed or presented against BIB or its subsidiaries and no order has been made or a resolution passed for the winding-up, dissolution or liquidation of BIB or its subsidiaries;

      (dd) Labor Matters. Neither BIB nor its subsidiaries are party to any collective agreement relating to the BIB Business with any labor union or other association of employees and no part of the BIB Business has been certified as a unit appropriate for collective bargaining or, to the knowledge of BIB, has made any attempt in that regard;

      (ee) Finder's Fees. Neither BIB nor its subsidiaries are party to any agreement which provides for the payment of finder's fees, brokerage fees, commissions or other fees or amounts which are or may become payable to any third party in connection with the execution and delivery of this Agreement and the transactions contemplated herein;

Execution and Performance of Agreement

      (ff) Authorization and Enforceability. The execution and delivery of this Agreement, and the completion of the transactions contemplated hereby, have been duly and validly authorized by all necessary corporate action on the part of BIB;

      (gg) No Violation or Breach. Other than with respect to matters for which waivers will be obtained prior to the Closing Date, the execution and performance of this Agreement will not:

            (i) violate the charter documents of BIB or result in any breach of, or default under, any loan agreement, mortgage, deed of trust, or any other agreement to which BIB or its subsidiaries are party,

            (ii) give any person any right to terminate or cancel any agreement including, without limitation, the BIB Material Contracts, or any right or rights enjoyed by BIB or its subsidiaries,

            (iii) result  in  any  alteration  of  BIB'  or  its   subsidiaries'
                  obligations under any agreement to which BIB or its subsidiaries are party including, without limitation, the BIB Material Contracts,

            (iv) result in the creation or imposition of any lien, encumbrance or restriction of any nature whatsoever in favor of a third party upon or against BIB or the BIB Assets,

            (v) result in the imposition of any tax liability to BIB or its subsidiaries, or

            (vi) violate any court order or decree to which either BIB or its subsidiaries are subject;

The BIB Assets - Ownership and Condition

      (hh) Business Assets. The BIB Assets comprise all of the property and assets of the BIB Business, and no other person, firm or corporation owns any assets used by BIB or its subsidiaries in operating the BIB Business, whether under a lease, rental agreement or other arrangement;

      (ii) Title. BIB or its subsidiaries are the legal and beneficial owner of the BIB Assets, free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances or other claims whatsoever, save and except as disclosed in the Public Reports;

      (jj) BIB Material Contracts. The BIB Material Contracts listed in Schedule "T" constitute all of the material contracts of BIB and its subsidiaries;

      (kk) No Default. There has not been any default in any material obligation of BIB or any other party to be performed under any of the BIB Material Contracts, each of which is in good standing and in full force and effect and unamended (except as disclosed in Schedule "T" hereto), and BIB is not aware of any default in the obligations of any other party to any of the BIB Material Contracts;

      (ll) BIB Insurance Policies. BIB and its subsidiaries maintain the public liability insurance and insurance against loss or damage to the BIB Assets and the BIB Business as described in Schedule "Q" hereto;

      (mm) BIB Real Property. Schedule U sets forth a complete list of (i) all real property and interests in real property owned in fee by BIB and its subsidiaries (individually, a "BIB Owned Property" and collectively, the "BIB Owned Properties"), and (ii) all real property and interests in real property leased by BIB or its subsidiaries as lessee or lessor (individually, a "BIB Real Property Lease" and collectively the "BIB Real Property Leases"; collectively with the BIB Owned Properties, the "BIB Property"). BIB and its subsidiaries have good and marketable fee title to all BIB Owned Property, free and clear of all liens or encumbrances of any nature whatsoever ("Liens"), except Liens set forth on Schedule U. The BIB Property constitutes all interests in real property currently used or currently held for use in connection with the business of BIB and its subsidiaries which are necessary for the continued operation of the BIB Business. BIB or its subsidiaries has valid and enforceable leasehold interest under each of the BIB Real Property Leases, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity), and neither BIB nor any subsidiary has received any written notice of any default or event that with notice or lapse of time, or both, would constitute a default by the BIB or any subsidiary under any of the BIB Real Property Leases. All of the BIB Property, buildings, fixtures and improvements thereon owned or leased by BIB and its subsidiaries are in good operating condition and repair (subject to normal wear and tear).

      (nn) Environmental Matters. The operations of BIB and its subsidiaries are in compliance with all applicable environmental laws. BIB and each of its subsidiaries has obtained all permits required under all applicable environmental laws necessary to operate its business. Neither BIB nor any of its subsidiaries is the subject of any outstanding written order or agreement with any governmental authority or person respecting environmental laws or any remedial action relating to environmental laws. Neither BIB nor any of its subsidiaries has received any written communication alleging that BIB or any of its subsidiaries may be in violation of any environmental law. There is not located at any of the properties of BIB or any of its subsidiaries any underground storage tanks or hazardous materials, expect a used in the ordinary course of business.

      (oo) No Compensation on Termination. There are no agreements, commitments or understandings relating to severance pay or separation allowances on termination of employment of any employee of BIB or its subsidiaries. Neither BIB nor its subsidiaries are obliged to pay benefits or share profits with any employee after termination of employment except as required by law;

BIB Assets - BIB Equipment

      (pp) BIB Equipment. The BIB Equipment has been maintained in a manner consistent with that of a reasonably prudent owner and such equipment is in good working condition;

BIB Assets - BIB Goodwill and Other Assets

      (qq) BIB Goodwill. BIB and its subsidiaries does not carry on the BIB Business under any other business or trade names. BIB does not have any knowledge of any infringement by BIB or its subsidiaries of any patent, trademarks, copyright or trade secret;

The BIB Business

      (rr)  Maintenance  of  Business.  Since  the  date  of the  BIB  Financial
            Statements, BIB and its subsidiaries have not entered into any material agreement or commitment except in the ordinary course and except as disclosed herein.

BIB - Miscellaneous

            Acquisition   Shares.  The  Acquisition  Shares  when  delivered  to
            Incandent pursuant to the Acquisition shall be validly issued and outstanding as fully paid and non-assessable shares and the Acquisition Shares shall be transferable upon the books of BIB, in all cases subject to the provisions and restrictions of all applicable securities laws;No Misrepresentation

            No Misrepresentation. No representation or warranty of BIB contained in this Agreement or in any schedule hereto or in any certificate or other instrument furnished by BIB to Incandent pursuant to the terms hereof, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading.

            Liabilities. Upon consummation of the sale of BIB Ltd., the aggregate liabilities of BIB shall not exceed $500,000.

            Sarbanes-Oxley Certifications. The certifications filed by BIB with the Securities and Exchange Commission pursuant to the Sarbanes-Oxley Act of 2002, since August 16, 2003, are true and correct in all material respects.

Non-Merger and Survival

3.2 The representations and warranties of BIB contained herein will be true at and as of Closing in all material respects as though such representations and warranties were made as of such time. Notwithstanding the completion of the transactions contemplated hereby, the waiver of any condition contained herein (unless such waiver expressly releases a party from any such representation or warranty) or any investigation made by Incandent or Incode; the representations and warranties of BIB shall survive the Closing and shall be enforceable against BIB's wholly-owned subsidiary, BIB Ltd., the stock of which subsidiary shall be sold immediately subsequent to the Closing hereof.

Indemnity and Survival

3.3 BIB and BIB Ltd., jointly and severally agree to indemnify and save harmless Incode and Incandent from and against any and all claims, demands, actions, suits, proceedings, assessments, judgments, damages, costs, losses and expenses, whether relating asserted by any third party or the parties hereto, including any payment made in good faith in settlement of any claim (subject to the right of BIB or BIB Ltd. to defend any such claim), resulting from any conduct of BIB or BIB Ltd., whether relating to the BIB Business or otherwise, prior to the Closing, or the breach by BIB of any representation or warranty made under this Agreement, or from any misrepresentation in or omission from any certificate or other instrument furnished or to be furnished by BIB to Incandent or Incode hereunder; this indemnity shall survive the Closing and shall be enforceable against BIB's wholly-owned subsidiary, BIB Ltd.

                                    ARTICLE 4
                                COVENANTS OF BIB

Covenants

4.1   BIB covenants and agrees with Incandent and Incode that it will:

      (a) Conduct of Business. Until the Closing, conduct the BIB Business diligently and in the ordinary course consistent with the manner in which the BIB Business generally has been operated up to the date of execution of this Agreement;

      (b) Preservation of Business. Until the Closing, use its best efforts to preserve the BIB Business (including without limitation its corporate status and good standing, and good standing with the SEC and the NASD) and the BIB Assets and, without limitation, preserve for Incode, BIB's and its subsidiaries' relationships with any third party having business relations with them;

      (c) Additional Funding. Until the Closing, draw no more than an additional one hundred thousand dollars ($100,000) on its equity and/or convertible debt facility with Cornell Capital Partners, L.P.;

      (d) Access. Until the Closing, give Incandent, Incode, and their representatives full access to all of the properties, books, contracts, commitments and records of BIB, and furnish to Incandent, Incode and their representatives all such information as they may reasonably request;

      (e) Procure Consents. Until the Closing, take all reasonable steps required to obtain, prior to Closing, any and all third party consents required to permit the Acquisition and to preserve and maintain the BIB Assets notwithstanding the change in control of Incode arising from the Acquisition;

      (f) Sale of BIB Ltd. Immediately subsequent to the Closing hereof, BIB shall sell BIB Ltd., pursuant to the terms and conditions of the Subsidiary Stock Purchase Agreement (attached hereto as Exhibit 4.1(f)), to be executed upon and performed immediately subsequent to the Closing hereof; and

      (g) Closing Contingency. Close hereunder as soon as practicable upon the reduction of the Cornell Facility from its current balance of about Nine Hundred Fifty Thousand Dollars ($950,000) to a balance of Five Hundred Thousand Dollars ($500,000) and the release by Cornell of its lien on the PA Building.

Authorization

4.2 BIB hereby agrees to authorize and direct any and all federal, state, municipal, foreign and international governments and regulatory authorities having jurisdiction respecting BIB and its subsidiaries to release any and all information in their possession respecting BIB and its subsidiaries to Incode. BIB shall promptly execute and deliver to Incode any and all consents to the release of information and specific authorizations which Incode reasonably requires to gain access to any and all such information.

Survival

4.3 The covenants set forth in this Article shall survive the Closing for the benefit of Incandent and Incode.

                                    ARTICLE 5
             REPRESENTATIONS AND WARRANTIES OF INCANDENT AND INCODE

Representations and Warranties

5.1 Incandent and Incode hereby jointly and severally represent and warrant in all material respects to BIB, with the intent that it will rely thereon in entering into this Agreement and in approving and completing the transactions contemplated hereby, that:

Company Status and Capacity

      (a) Formation. Each of Incode, Incode Subsidiaries and Incandent is a company duly formed and validly subsisting under the laws of the States of Delaware and/or New Jersey;

      (b) Carrying on Business. Incode and Incode Subsidiaries carry on the Incode Business primarily in New Jersey and do not carry on any material business activity in any other jurisdiction. Incode and Incode Subsidiaries are duly authorized to carry on the Incode Business in New Jersey (such certificates of authority and good standing are included herewith in Exhibit 5.1(b)). The nature of the Incode Business does not require Incode or Incode Subsidiaries to register or otherwise be qualified to carry on business in any other jurisdiction except where the failure to be so qualified would not have a Material Adverse Effect;

      (c) Legal Capacity. Incode has the legal power, capacity and authority to own Incode Assets, to carry on the Business of Incode and to enter into and complete this Agreement. Incode Subsidiaries has the legal capacity to carry on its business and operations. Incode has the legal power, capacity and authority to enter into and complete this Agreement;

Incode - Capitalization

      (d) Authorized Capital. The authorized capital of Incode consists of 110,000,000 shares of capital stock. The authorized capital of each of the Incode Subsidiaries consists of 110,000,000 shares of capital stock;

      (e) Ownership of Incode and Incode Subsidiaries Shares. The issued and outstanding share capital of Incode will on Closing consist of 1,000,000 shares of common stock (being the Incode Shares), which shares on Closing shall be validly issued and outstanding as fully paid and non-assessable shares. Incode will be at Closing the registered and beneficial owners of the Incode Shares. The Incode Shares owned by Incandent will on Closing be free and clear of any and all liens, charges, pledges, encumbrances, restrictions on transfer and adverse claims whatsoever. The issued and outstanding share capital of each of the Incode Subsidiaries will on Closing consist of 1,000,000 shares of common stock, which shares on Closing shall be validly issued and outstanding as fully paid and non-assessable shares. Incode will be at Closing the registered and beneficial owners of the issued and outstanding Incode Subsidiaries capital stock. The Incode Subsidiaries capital stock owned by Incode will on Closing be free and clear of any and all liens, charges, pledges, encumbrances, restrictions on transfer and adverse claims whatsoever;

      (f) No Option, Warrant or Other Right. No person, firm or corporation has any agreement, option, warrant, preemptive right or any other right capable of becoming an agreement, option, warrant or right for the acquisition of Incode Shares held by Incode or for the purchase, subscription or issuance of any of the unissued shares in the capital of Incode. No person, firm or corporation has any agreement, option, warrant, preemptive right or any other right capable of becoming an agreement, option, warrant or right for the acquisition of Incode Subsidiaries shares held by Incode or for the purchase, subscription or issuance of any of the unissued shares in the capital of Incode Subsidiaries;

      (g)   No Restrictions.  There are no restrictions on the transfer, sale or
            other   disposition  of  Incode  Shares  contained  in  the  charter documents of Incode or under any agreement;

Incode - Records and Financial Statements

      (h) Charter Documents. The charter documents of Incode and Incode Subsidiaries have not been altered since its formation date, except as filed in the record books of Incode;

      (i) Minute Books. The minute books of Incode and Incode Subsidiaries are complete and each of the minutes contained therein accurately reflect the actions that were taken at a duly called and held meeting or by consent without a meeting. All actions by Incode or Incode Subsidiaries which required director or shareholder approval are reflected on the corporate minute books of Incode and Incode Subsidiaries. Neither Incode nor Incode Subsidiaries is in violation or breach of, or in default with respect to, any term of its Certificate of Incorporation (or other charter documents) or by-laws.

      (j) Incode Financial Statements. The Incode Financial Statements will present fairly, in all material respects, the assets and liabilities (whether accrued, absolute, contingent or otherwise) of Incode and Incode Subsidiaries as of the date thereof, and the sales and earnings of the Incode Business during the periods covered thereby, in all material respects, and have been prepared in substantial accordance with generally accepted accounting principles consistently applied;

      (k) Incode Accounts Payable and Liabilities. There are no material liabilities, contingent or otherwise, of Incode which will not be reflected in the Incode Financial Statements, except those incurred in the ordinary course of business since the date of the Incode Financial Statements, and Incode has not guaranteed or agreed to guarantee any debt, liability or other obligation of any person, firm or corporation;

      (l) Incode Accounts Receivable. All the Incode Accounts Receivable result from bona fide business transactions and services actually rendered without, to the knowledge and belief of Incode, any claim by the obligor for set-off or counterclaim;

      (m) No Debt to Related Parties. Except as disclosed in the Incode Financial Statements, Incode is not and on Closing will not be, indebted to Incode nor to any family member thereof, nor to any affiliate, director or officer of Incode or Incode except accounts payable on account of bona fide business transactions of Incode incurred in normal course of Incode Business, including employment agreements with Incode, none of which are more than 60 days in arrears;

      (n) No Related Party Debt to Incode. Except as set forth in the Incode Financial Statements, no Incode Shareholder nor any director, officer or affiliate of Incode is now indebted to or under any financial obligation to Incode on any account whatsoever, except for advances on account of travel and other expenses;

      (o) No Dividends. No dividends or other distributions on any shares in the capital of Incode have been made, declared or authorized since the date of the Incode Financial Statements;

      (p) No Payments. No payments of any kind have been made or authorized since the date of the Incode Financial Statements to or on behalf of Incode or to or on behalf of officers, directors, shareholders or employees of Incode or under any management agreements with Incode, except payments made in the ordinary course of business and at the regular rates of salary or other remuneration payable to them;

      (q) No Pension Plans. There are no pension, profit sharing, group insurance or similar plans or other deferred compensation plans affecting Incode, except as set forth in the Incode Financial Statements;

      (r)   No  Adverse  Events.   Since  the  date  of  the  Incode   Financial
            Statements:

            (i) there has not been any material adverse change in the consolidated financial position or condition of Incode or Incode Subsidiaries, their liabilities or the Incode Assets or any damage, loss or other change in circumstances materially affecting Incode, Incode Subsidiaries, the Incode Business or the Incode Assets or Incode's right to carry on the Incode Business, other than changes in the ordinary course of business,

            (ii) there has not been any damage, destruction, loss or other event (whether or not covered by insurance) materially and adversely affecting Incode, the Incode Business or the Incode Assets,

            (iii) there has not been any material  increase in the  compensation payable or to become payable by Incode to Incode or to any of Incode's officers, employees or agents or any bonus or payment made to or with any of them,

            (iv) the Incode Business has been and continues to be carried on in the ordinary course,

            (v) Neither Incode nor Incode Subsidiaries have not waived or surrendered any right of material value,

            (vi) Neither Incode nor Incode Subsidiaries have not discharged or satisfied or paid any lien or encumbrance or obligation or liability other than current liabilities in the ordinary course of business.

Incode - Income Tax Matters

      (s) Tax Returns. All tax returns and reports of Incode or Incode Subsidiaries required by law to be filed have been filed and are true, complete and correct, and any taxes payable in accordance with any return filed by Incode or Incode Subsidiaries or in accordance with any notice of assessment or reassessment issued by any taxing authority have been so paid;

      (t) Current Taxes. Adequate provisions have been made for taxes payable for the current period for which tax returns are not yet required to be filed and there are no agreements, waivers, or other arrangements providing for an extension of time with respect to the filing of any tax return by, or payment of, any tax, governmental charge or deficiency by Incode or Incode Subsidiaries. Neither Incode nor Incode Subsidiaries is aware of any contingent tax liabilities or any grounds which would prompt a reassessment including aggressive treatment of income and expenses in filing earlier tax returns;

Incode - Applicable Laws and Legal Matters

      (u) Licenses. Incode and Incode Subsidiaries hold all licenses and permits as may be requisite for carrying on the Incode Business in the manner in which it has heretofore been carried on, which licenses and permits have been maintained and continue to be in good standing except where the failure to obtain or maintain such licenses or permits would not have a material adverse effect on the Incode Business;

      (v) Applicable Laws. Neither Incode nor Incode Subsidiaries has been charged with or received notice of breach of any laws, ordinances, statutes, regulations, by-laws, orders or decrees to which they are subject or which applies to them the violation of which would have a material adverse effect on the Incode Business, and, to the knowledge of Incode, neither Incode nor Incode Subsidiaries is not in breach of any laws, ordinances, statutes, regulations, by-laws, orders or decrees the contravention of which would result in a material adverse impact on the Incode Business;

      (w) Pending or Threatened Litigation. There is no material litigation or administrative or governmental proceeding pending or threatened against or relating to Incode, Incode Subsidiaries, the Incode
            Business, or any of the Incode Assets, nor do Incode have any knowledge of any deliberate act or omission of Incode or Incode Subsidiaries that would form any material basis for any such action or proceeding;

      (x) No Bankruptcy. Neither Incode nor Incode Subsidiaries has made any voluntary assignment or proposal under applicable laws relating to insolvency and bankruptcy and no bankruptcy petition has been filed or presented against Incode or Incode Subsidiaries and no order has been made or a resolution passed for the winding-up, dissolution or liquidation of Incode or Incode Subsidiaries;

      (y) Labor Matters. Neither Incode nor Incode Subsidiaries is not party to any collective agreement relating to the Incode Business with any labor union or other association of employees and no part of the Incode Business has been certified as a unit appropriate for collective bargaining or, to the knowledge of Incode, has made any attempt in that regard;

      (z) Finder's Fees. Neither Incode nor Incode Subsidiaries is a party to any agreement which provides for the payment of finder's fees, brokerage fees, commissions or other fees or amounts which are or may become payable to any third party in connection with the execution and delivery of this Agreement and the transactions contemplated herein;

Execution and Performance of Agreement

      (aa) Authorization and Enforceability. The execution and delivery of this Agreement, and the completion of the transactions contemplated hereby, have been duly and validly authorized by all necessary corporate action on the part of Incandent and Incode;

      (bb) No Violation or Breach. The execution and performance of this Agreement will not

            (i) violate the charter documents of Incandent or Incode or result in any breach of, or default under, any loan agreement, mortgage, deed of trust, or any other agreement to which Incode is a party,

            (ii) give any person any right to terminate or cancel any agreement including, without limitation, Incode Material Contracts, or any right or rights enjoyed by Incode,

            (iii) result in any  alteration  of Incode's  obligations  under any agreement to which Incode is a party including, without limitation, the Incode Material Contracts,

            (iv) result in the creation or imposition of any lien, encumbrance or restriction of any nature whatsoever in favor of a third party upon or against the Incode Assets,

            (v) result in the imposition of any tax liability to Incode relating to Incode Assets or the Incode Shares, or

            (vi) violate any court order or decree to which either Incode is subject;

Incode Assets - Ownership and Condition

      (cc) Business Assets. The Incode Assets, comprise all of the property and assets of the Incode Business, and neither Incode nor any other person, firm or corporation owns any assets used by Incode in operating the Incode Business, whether under a lease, rental agreement or other arrangement;

      (dd) Title. Incode or Incode Subsidiaries is the legal and beneficial owner of the Incode Assets, free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances or other claims whatsoever;

      (ee) No Option. No person, firm or corporation has any agreement or option or a right capable of becoming an agreement for the purchase of any of the Incode Assets;

      (ff)  Incode Material  Contracts.  The Incode Material Contracts listed in
            Schedule II constitute all of the material contracts of Incode and the Incode Subsidiaries;

      (gg) No Default. There has not been any default in any material obligation of Incode or Incode Subsidiaries or any other party to be performed under any of Incode Material Contracts, each of which is in good standing and in full force and effect and unamended (except as disclosed in Schedule "II"), and neither Incode nor Incode Subsidiaries is aware of any default in the obligations of any other party to any of the Incode Material Contracts;

      (hh) Incode Insurance Policies. Incode and its subsidiaries maintain the public liability insurance and insurance against loss or damage to the Incode Assets and the Incode Business as described in Schedule "FF" hereto;

      (ii) Incode Real Property. Schedule JJ sets forth a complete list of (i) all real property and interests in real property owned in fee by Incode and its subsidiaries (individually, a "Incode Owned Property" and collectively, the "Incode Owned Properties"), and (ii) all real property and interests in real property leased by Incode or its subsidiaries as lessee or lessor (individually, a "Incode Real Property Lease" and collectively the "Incode Real Property Leases"; collectively with the Incode Owned Properties, the "Incode Property"). Incode and its subsidiaries have good and marketable fee title to all Incode Owned Property, free and clear of all Liens, except Liens set forth on Schedule JJ. The Incode Property constitutes all interests in real property currently used or currently held for use in connection with the business of Incode and its subsidiaries which are necessary for the continued operation of the Incode Business. Incode or its subsidiaries has valid and enforceable leasehold interest under each of the Incode Real Property Leases, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity), and neither Incode nor any subsidiary has received any written notice of any default or event that with notice or lapse of time, or both, would constitute a default by the Incode or any subsidiary under any of the Incode Real Property Leases. All of the Incode Property, buildings, fixtures and improvements thereon owned or leased by Incode and its subsidiaries are in good operating condition and repair (subject to normal wear and tear).

      (jj) Environmental Matters. The operations of Incode and its subsidiaries are in compliance with all applicable environmental laws. Incode and each of its subsidiaries has obtained all permits required under all applicable environmental laws necessary to operate its business. Neither Incode nor any of its subsidiaries is the subject of any outstanding written order or agreement with any governmental authority or person respecting environmental laws or any remedial action relating to environmental laws. Neither Incode nor any of its subsidiaries has received any written communication alleging that Incode or any of its subsidiaries may be in violation of any environmental law. There is not located at any of the properties of Incode or any of its subsidiaries any underground storage tanks or hazardous materials, expect a used in the ordinary course of business.

      (kk) No Compensation on Termination. There are no agreements, commitments or understandings relating to severance pay or separation allowances on termination of employment of any employee of Incode or Incode Subsidiaries. Neither Incode nor Incode Subsidiaries is not obliged to pay benefits or share profits with any employee after termination of employment except as required by law;

Incode Assets - Incode Equipment

      (ll) Incode Equipment. The Incode Equipment has been maintained in a manner consistent with that of a reasonably prudent owner and such equipment is in good working condition;

Incode Assets - Infringement

      (mm)  Incode   Goodwill.   Incode  do  not  have  any   knowledge  of  any
            infringement by Incode or Incode Subsidiaries of any patent, trademark, copyright or trade secret;

The Business of Incode

      (nn) Maintenance of Business. Since the date of the Incode Financial Statements, the Incode Business has been carried on in the ordinary course and Incode has not entered into any material agreement or commitment except in the ordinary course; and

      (oo) Subsidiaries. Except for Incode Subsidiaries, Incode does not own any subsidiaries and does not otherwise own, directly or indirectly, any shares or interest in any other corporation, partnership, joint venture or firm.

No Misrepresentation

            No Misrepresentation. No representation or warranty of Incode contained in this Agreement or in any schedule hereto or in any certificate or other instrument furnished by Incode to BIB pursuant to the terms hereof, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading.

Non-Merger and Survival

5.2 The representations and warranties of Incandent and Incode contained herein will be true at and as of Closing in all material respects as though such representations and warranties were made as of such time. Notwithstanding the completion of the transactions contemplated hereby, the waiver of any condition contained herein (unless such waiver expressly releases a party from any such representation or warranty) or any investigation made by BIB, the representations and warranties of Incandent and Incode shall survive the Closing.

Indemnity

5.3 Inandent agrees to indemnify and save harmless BIB from and against any and all claims, demands, actions, suits, proceedings, assessments, judgments, damages, costs, losses and expenses, including any payment made in good faith in settlement of any claim (subject to the right of Incandent to defend any such claim), resulting from the breach by any of them of any representation or warranty of such party made under this Agreement or from any misrepresentation in or omission from any certificate or other instrument furnished or to be furnished by Incandent or Incode to BIB hereunder.

                                    ARTICLE 6
                        COVENANTS OF INCODE AND INCANDENT

Covenants

6.1   Incode and Incandent covenant and agree with BIB that they will:

      (a) Conduct of Business. Until the Closing, conduct the Incode Business diligently and in the ordinary course consistent with the manner in which the Incode Business generally has been operated up to the date of execution of this Agreement;

      (b) Preservation of Business. Until the Closing, use their best efforts to preserve the Incode Business and the Incode Assets and, without limitation, preserve for BIB Incode's relationships with their suppliers, customers and others having business relations with them;

      (c) Access. Until the Closing, give BIB and its representatives full access to all of the properties, books, contracts, commitments and records of Incode relating to Incode, Incode Subsidiaries, the Incode Business and the Incode Assets, and furnish to BIB and its representatives all such information as they may reasonably request;

      (d) Procure Consents. Until the Closing, take all reasonable steps required to obtain, prior to Closing, any and all third party consents required to permit the Acquisition and to preserve and maintain the Incode Assets, including the Incode Material Contracts, notwithstanding the change in control of Incode arising from the Acquisition;

      (h) Closing Contingency. Close hereunder as soon as practicable upon the reduction of the Cornell Facility from its current balance of about Nine Hundred Fifty Thousand Dollars ($950,000) to a balance of Five Hundred Thousand Dollars ($500,000) and the release of lien by Cornell on the PA Building;

      (e) Reporting and Internal Controls. From and after the Closing, Incode shall forthwith take all required actions to implement internal controls on the business of Incode to ensure that Incode and BIB comply with Section 13(b)(2) of the Securities and Exchange Act of 1934;

      (f) Delivery of Incode Financial Statements. Within 64 days of the Closing Date, Incode shall deliver the Incode Financial Statements, including a signed audit report thereon, to BIB; and

      (g) 1934 Act Reports. From and after the Closing Date, take all such steps as are necessary to discharge all reporting obligations imposed upon them by the Securities Exchange Act of 1934.

Authorization

6.2 Incode hereby agrees to authorize and direct any and all federal, state, municipal, foreign and international governments and regulatory authorities having jurisdiction respecting Incode to release any and all information in their possession respecting Incode to BIB. Incode shall promptly execute and deliver to BIB any and all consents to the release of information and specific authorizations which BIB reasonably require to gain access to any and all such information.

Survival

6.3 The covenants set forth in this Article shall survive the Closing for the benefit of BIB.

                                    ARTICLE 7
                              CONDITIONS PRECEDENT

Conditions Precedent in favor of BIB

7.1 BIB's obligations to carry out the transactions contemplated hereby are subject to the fulfillment of each of the following conditions precedent on or before the Closing:

      (a) all documents or copies of documents required to be executed and delivered to BIB hereunder will have been so executed and delivered;

      (b) all of the terms, covenants and conditions of this Agreement to be complied with or performed by Incode or Incandent at or prior to the Closing will have been complied with or performed;

      (c) title to the Incode Shares held by Incode and to the Incode Assets will be free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances or other claims whatsoever, save and except as disclosed herein, and the Incode Shares shall be duly transferred to BIB;

      (d) BIB shall have completed a due diligence of Incode and the Subsidiaries to the sole satisfaction of BIB. Notwithstanding the foregoing, such due diligence review shall be completed by September 15, 2004, or this provision shall be of no further force or effect;

      (e) BIB shall have received any consent required from Cornell and Cornell shall have released the lien on the PA Building;

      (f)   subject to Article 8 hereof, there will not have occurred

            (i) any material adverse change in the financial position or condition of Incode, its liabilities or the Incode Assets or any damage, loss or other change in circumstances materially and adversely affecting Incode, the Incode Business or the Incode Assets or Incode's right to carry on the Incode Business, other than changes in the ordinary course of business, none of which has been materially adverse, or

            (ii) any damage, destruction, loss or other event, including changes to any laws or statutes applicable to Incode or the Incode Business (whether or not covered by insurance) materially and adversely affecting Incode, the Incode Business or the Incode Assets; and

      (g) the transactions contemplated hereby shall have been approved by all other regulatory authorities having jurisdiction over the subject matter hereof, if any.

Waiver by BIB

7.2 The conditions precedent set out in the preceding section are inserted for the exclusive benefit of BIB and any such condition may be waived in whole or in part by BIB at or prior to the Closing by delivering to Incode a written waiver to that effect signed by BIB. In the event that the conditions precedent set out in the preceding section are not satisfied on or before the Closing, BIB shall be released from all obligations under this Agreement.

Conditions Precedent in Favor of Incode and Incandent

7.3 The obligations of Incode and Incandent to carry out the transactions contemplated hereby are subject to the fulfillment of each of the following conditions precedent on or before the Closing:

(a) all documents or copies of documents required to be executed and delivered to Incode hereunder will have been so executed and delivered;

(b) all of the terms, covenants and conditions of this Agreement to be complied with or performed by BIB at or prior to the Closing will have been complied with or performed;

(c) BIB will have delivered the Acquisition Shares to be issued pursuant to the terms of the Acquisition to Incode at the Closing and the Acquisition Shares will be registered on the books of BIB in the name of the holder of Incode Shares at the time of Closing;

(d) title to the Acquisition Shares will be free and clear of all mortgages, liens, charges, pledges, security interests, encumbrances or other claims whatsoever;

(e) Incode and Incandent shall have completed a due diligence review of BIB to the sole satisfaction of Incode and Incandent;

(f)   subject to Article 8 hereof, there will not have occurred

            (i) any material adverse change in the financial position or condition of BIB, its subsidiaries, their liabilities or the BIB Assets or any damage, loss or other change in circumstances materially and adversely affecting BIB, the BIB Business or the BIB Assets or BIB's right to carry on the BIB Business, other than changes in the ordinary course of business, none of which has been materially adverse, or

            (ii) any damage, destruction, loss or other event, including changes to any laws or statutes applicable to BIB or the BIB Business (whether or not covered by insurance) materially and adversely affecting BIB, its subsidiaries, the BIB Business or the BIB Assets; and

(g) the transactions contemplated hereby shall have been approved by all other regulatory authorities having jurisdiction over the subject matter hereof, if any.

Waiver by Incode and Incandent

7.4 The conditions precedent set out in the preceding section are inserted for the exclusive benefit of Incode and Incandent and any such condition may be waived in whole or in part by Incode or Incandent at or prior to the Closing by delivering to BIB a written waiver to that effect signed by Incode and Incandent. In the event that the conditions precedent set out in the preceding section are not satisfied on or before the Closing, Incode and Incandent shall be released from all obligations under this Agreement.

Nature of Conditions Precedent

7.5 The conditions precedent set forth in this Article are conditions of completion of the transactions contemplated by this Agreement and are not conditions precedent to the existence of a binding agreement. Each party acknowledges receipt of the sum of $1.00 and other good and valuable consideration as separate and distinct consideration for agreeing to the conditions of precedent in favor of the other party or parties set forth in this Article.

Termination

7.6 Notwithstanding any provision herein to the contrary, if the Closing does not occur on or before October 31, 2004, this Agreement will be at an end and will have no further force or effect, unless otherwise agreed upon by the parties in writing.

Confidentiality

7.7 Notwithstanding any provision herein to the contrary, the parties hereto agree that the existence and terms of this Agreement are confidential and that if this Agreement is terminated pursuant to the preceding section the parties agree to return to one another any and all financial, technical and business documents delivered to the other party or parties in connection with the negotiation and execution of this Agreement and shall keep the terms of this Agreement and all information and documents received from Incode and BIB and the contents thereof confidential and not utilize nor reveal or release same, provided, however, that BIB will be required to issue a news release regarding the execution and consummation of this Agreement and file a Current Report on Form 8-K with the Securities and Exchange Commission respecting the proposed Acquisition contemplated hereby together with such other documents as are required to maintain the currency of BIB's filings with the Securities and Exchange Commission.

                                    ARTICLE 8
                                      RISK

Material Change in the Business of Incode

8.1 If any material loss or damage to the Incode Business occurs prior to Closing and such loss or damage, in BIB's reasonable opinion, cannot be substantially repaired or replaced within sixty (60) days, BIB shall, within two
(2) days following any such loss or damage, by notice in writing to Incode, at its option, either:

      (a) terminate this Agreement, in which case no party will be under any further obligation to any other party; or

      (b) elect to complete the Acquisition and the other transactions contemplated hereby, in which case the proceeds and the rights to receive the proceeds of all insurance covering such loss or damage will, as a condition precedent to BIB's obligations to carry out the transactions contemplated hereby, be vested in Incode or otherwise adequately secured to the satisfaction of BIB on or before the Closing Date.

Material Change in the BIB Business

8.2 If any material loss or damage to the BIB Business occurs prior to Closing and such loss or damage, in Incode's reasonable opinion, cannot be substantially repaired or replaced within sixty (60) days, Incode shall, within two (2) days following any such loss or damage, by notice in writing to BIB, at its option, either:

      (a) terminate this Agreement, in which case no party will be under any further obligation to any other party; or

      (b) elect to complete the Acquisition and the other transactions contemplated hereby, in which case the proceeds and the rights to receive the proceeds of all insurance covering such loss or damage will, as a condition precedent to Incode's obligations to carry out the transactions contemplated hereby, be vested in BIB or otherwise adequately secured to the satisfaction of Incode on or before the Closing Date.

                                    ARTICLE 9
                                     CLOSING

Closing

9.1 The Acquisition and the other transactions contemplated by this Agreement will be closed at the Place of Closing in accordance with the closing procedure set out in this Article.

Documents to be Delivered by Incode

9.2 On or before the Closing, Incode and Incandent will deliver or cause to be delivered to BIB:

      (a) the original or certified copies of the charter documents of Incode and all corporate records documents and instruments of Incode, the corporate seal of Incode and all books and accounts of Incode;

      (b) all reasonable consents or approvals required to be obtained by Incode for the purposes of completing the Acquisition and preserving and maintaining the interests of Incode under any and all Incode Material Contracts and in relation to Incode Assets;

      (c) certified copies of such resolutions of the shareholders and directors of Incode as are required to be passed to authorize the execution, delivery and implementation of this Agreement;

      (d) an acknowledgement from Incode and Incandent of the satisfaction of the conditions precedent set forth in section 7.3 hereof;

      (e) the certificates or other evidence of ownership of the Incode Shares, together with such other documents or instruments required to effect transfer of ownership of the Incode Shares to BIB; and

      (f) such other documents as BIB may reasonably require to give effect to the terms and intention of this Agreement.

Documents to be Delivered by BIB

9.3 On or before the Closing, BIB shall deliver or cause to be delivered to Incode and Incandent:

      (a)   share   certificates   representing  the  Acquisition   Shares  duly
            registered in the names of the holders of shares of Incode Common Stock;

      (b) certified copies of such resolutions of the directors of BIB as are required to be passed to authorize the execution, delivery and implementation of this Agreement;

      (c) a certified copy of a resolution of the directors of BIB dated as of the Closing Date appointing the nominees of Incode as officers of Incode, appointing the nominees of Incode to the board of directors of BIB, and accepting the resignation of all current directors and officers of BIB;

      (d)   resignation of all current directors and officers of BIB;

      (e) the acknowledgement and agreement of the purchasers of BIB Ltd., regarding the enforceability of Sections 3.2 and 3.3;

      (f) an acknowledgement from BIB of the satisfaction of the conditions precedent set forth in section 7.1 hereof;

      (g) such other documents as Incode and Incandent may reasonably require to give effect to the terms and intention of this Agreement.

                                   ARTICLE 10
                              POST-CLOSING MATTERS

Contemporaneous Matters

         Immediately subsequent to the Closing hereof, BIB, Incode and Incandent, as the case may be, shall execute, deliver and fully discharge its obligations under the Subsidiary Stock Purchase Agreement by and between Mark Binder and Gail Binder and BIB (attached hereto as Exhibit 4.1(f)).

Subsequent Matters

         Forthwith after the Closing, BIB, Incode and Incandent, as the case may be, agree to use all their best efforts to:

      (a)   issue a news release reporting the Closing;

      (b) file with the Securities and Exchange Commission a report on Form 14f1 disclosing the change in control of BIB;

      (c) file a Form 8-K with the Securities and Exchange Commission disclosing the terms of this Agreement within 4 days of the Closing and, not more than 60 days following the filing of the Form 8-K, file an amended Form 8-K which includes the audited financial statements of Incode as well as pro forma financial information of Incode and BIB as required by Item 310 of Regulation SB as promulgated by the Securities and Exchange Commission; and

      (d) file reports on Forms 13D and 3 with the Securities and Exchange Commission disclosing the acquisition of the Acquisition Shares by Incode.

                                   ARTICLE 11
                               GENERAL PROVISIONS

Notice

11.1 Any notice required or permitted to be given by any party will be deemed to be given when in writing and delivered to the address for notice of the intended recipient by personal delivery, prepaid single certified or registered mail, or telecopier. Any notice delivered by mail shall be deemed to have been received on the fourth business day after and excluding the date of mailing, except in the event of a disruption in regular postal service in which event such notice shall be deemed to be delivered on the actual date of receipt. Any notice delivered personally or by telecopier shall be deemed to have been received on the actual date of delivery.

Addresses for Service

11.2 The address for service of notice of each of the parties hereto is as follows:

            (a)   BIB:

                           BIB Holdings, Ltd.
                           7409 Oak Grove Avenue
                           Las Vegas, Nevada 89117
                           Attn:  Mark Binder, Chairman
                           Phone:  (702) 243-8809
                           Telecopier: (702) 243-2686

                  With a copy to:

                           Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                           New York, New York 10018
                           Attn:  Thomas A. Rose, Esq.
                           Phone:  (212) 930-9700
                           Telecopier:  (212) 930-9725

            (b)   Incode or Incandent:

                           111 Howard Street, Suite 108
                           Mount Arlington, New Jersey 07856
                           Attn: Jim Grainer
                           Phone: (973) 398-8183
                           Telecopier: (973) 398-8037

                  with a copy to:

                           Richard Lambert, Esq.
                           Dunn & Lambert, L.L.C.
                           80 East State Route 4
                           Paramus, New Jersey 07652
                           Phone: (201) 291-0700
                           Telecopier: (201) 291-0140

Change of Address

11.3 Any party may, by notice to the other parties change its address for notice to some other address in North America and will so change its address for notice whenever the existing address or notice ceases to be adequate for delivery by hand. A post office box may not be used as an address for service.

Further Assurances

11.4 Each of the parties will execute and deliver such further and other documents and do and perform such further and other acts as any other party may reasonably require to carry out and give effect to the terms and intention of this Agreement.

Expenses

11.5 Each of the parties hereto shall pay its own fees and expenses (including the fees of any attorneys, accountants, or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.

Entire Agreement

11.6 The provisions contained herein constitute the entire agreement among Incode, Incode and BIB respecting the subject matter hereof and supersede all previous communications, representations and agreements, whether verbal or written, among Incandent, Incode and BIB with respect to the subject matter hereof.

Enurement

11.7 This Agreement will enure to the benefit of and be binding upon the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns.

Assignment

11.8 This Agreement is not assignable without the prior written consent of the parties hereto. Counterparts

11.9 This Agreement may be executed in counterparts, each of which when executed by any party will be deemed to be an original and all of which counterparts will together constitute one and the same Agreement. Delivery of executed copies of this Agreement by telecopier will constitute proper delivery, provided that originally executed counterparts are delivered to the parties within a reasonable time thereafter.

Applicable Law

11.10 This Agreement shall be governed by the laws of the State of New Jersey and the United States of America (regardless of the laws that might be applicable under principles of conflicts of law or international law) as to all matters including, but not limited to, matters of validity, construction, effect and performance.

Consent to Jurisdiction.

11.11 The parties hereto hereby submit and consent to the exclusive venue and jurisdiction of the Superior Court of the State of New Jersey, County of Bergen, in respect of the interpretation and enforcement of the provisions of this Agreement, and hereby waive and agree not to assert as a defense in any action, suit or proceeding for the interpretation or enforcement of this Agreement, that it is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that this Agreement may not be enforced in or by said courts or that its property is exempt or immune from execution, that the suit, action or proceeding is brought in an inconvenient forum, or that the venue of the suit, action or proceeding is improper. The parties agree that service of process may be made in any manner permitted by the laws of the State of New Jersey or the federal laws of the United States in any such action, suit or proceeding against any party with respect to this Agreement, and BIB and the Incode Shareholder hereby irrevocably designate and appoint Thomas A. Rose, Esq., and Richard Lambert, Esq., as their respective authorized agents upon which process may be served in any such action, suit or proceeding, it being understood that such appointment and designation shall become effective without any further action on the part of the parties. Service of process upon such authorized agent shall be deemed, in every respect, effective service of process upon a party and shall remain effective until any party shall appoint another agent for service or process acceptable to the other Party. The parties agree that final judgment (with all right of appeal having expired or been waived) against it in any such action, suit or proceeding shall be conclusive and that the other party is entitled to enforce such judgment in any other jurisdiction by suit on the judgment, a certified copy of which shall be conclusive evidence of the fact and amount of indebtedness arising from such judgment.

         IN WITNESS WHEREOF the parties have executed this Agreement effective as of the day and year first above written.







                                              BIB HOLDINGS, LTD.



                                              By: /S/ Gail Binder
                                                  -----------------------------
                                                  Gail Binder, CEO





                                              INCANDENT CAPITAL, L.L.C.



                                              By: /S/ K. Kreisler
                                                  -----------------------------
                                                  K. Kreisler, Member





                                               INCODE CORPORATION



                                              By: /S/ K. Kreisler
                                                  -----------------------------
                                                  K. Kreisler, Attorney in Fact





Solely with respect to Section 3.3:

                                              BIB LTD.



                                              By: /S/ Mark Binder
                                                  ------------------------------
                                                  Mark Binder, CEO